
---------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                            | 1. CONTRACT ID CODE    |   PAGE OF PAGES
                                                                              |          U             |    1    |   7
---------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.    |3. EFFECTIVE DATE    |4. REQUISITION/PURCHASE REG. NO.  |5. PROJECT NO.
     POO135                      | SEE BLK 16C.        |    N00024-95-FR-54521            |    6-03KF-54521
---------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY            CODE     |  N00024             |7. ADMINISTERED BY (If other than Item 6)    CODE  |   S3305A
   NAVAL SEA SYSTEMS COMMAND      -------------------- |   DCMAO BUFFALO                                    ---------------
   2531 JEFFERSON DAVIS HIGHWAY                        |   1103 FEDERAL BUILDING
   ARLINGTON VA 22242-5160                             |   111 W. HURON STREET
   BUYER/SYMBOL: LINDA DABNEY, SEA-0251D               |   BUFFALO, NY 14202
   PHONE: Area Code (703) 602-8106                     |
---------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)   |(X)|9A. AMENDMENT OF SOLICITATION NO.
                                                                              |---|
   CEC NO: 789995610                                                          |   |----------------------------------------
                                                                              |   |9B. DATED (SEE ITEM 11)
   COMPTEK FEDERAL SYSTEMS, INC.                                              |   |
   2732 TRANSIT ROAD                                                          |   |----------------------------------------
   BUFFALO, NY 14224-2523                                                     |   |10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                              |   |     N00024-90-C-5208
   TIN NO: 16-1411419                                                         | X |----------------------------------------
----------------------------------------------------------------------------- |   |10B. DATED (SEE ITEM 13)
CODE     OTTJ6                 |FACILITY CODE                                 |   |     30 MARCH 1990
---------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------------
[ ]  THE ABOVE NUMBERED SOLICITATION IS AMENDED AS SET FORTH IN ITEM 14. THE HOUR AND DATE SPECIFIED FOR RECEIPT OF OFFERS
___ IS EXTENDED,  ___ IS NOT EXTENDED.

OFFERS MUST ACKNOWLEDGE RECEIPT OF THIS AMENDMENT PRIOR TO THE HOUR AND DATE SPECIFIED IN THE SOLICITATION AS AMENDED,
BY ONE OF THE FOLLOWING METHODS:
(a) BY COMPLETING ITEMS 8 AND 15, AND RETURNING ____ COPIES OF THE AMENDMENT; (b) BY ACKNOWLEDGING RECEIPT OF THIS
AMENDMENT ON EACH COPY OF THE OFFER submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or LETTER, PROVIDED EACH TELEGRAM OR
LETTER MAKES REFERENCE TO THE SOLICITATION AND THIS AMENDMENT, AND IS RECEIVED PRIOR TO THE OPENING HOUR AND DATE SPECIFIED.
----------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
          SEE THE ATTACHED FINANCIAL ACCOUNTING DATA SHEET (S).
----------------------------------------------------------------------------------------------------------------------------
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS AND CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------
---|A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
   |   CONTRACT ORDER NO. IN ITEM 10A.
   |
----------------------------------------------------------------------------------------------------------------------------
   |B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office,
   |   appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103(b).
   |
----------------------------------------------------------------------------------------------------------------------------
   |C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
   |
----------------------------------------------------------------------------------------------------------------------------
   |D. OTHER (Specify type of modification and authority)
X  |   UNILATERAL MODIFICATION PURSUANT TO H-12, ALLOTMENT OF FUNDS CLAUSE.
----------------------------------------------------------------------------------------------------------------------------
E.  IMPORTANT:  CONTRACTOR [X] IS NOT, [ ] IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN ___ COPIES TO THE ISSUING OFFICE.
-----------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS, INCLUDING SOLICITATION/CONTRACT SUBJECT MATTER
    WHERE FEASIBLE.)

                                       SEE THE ATTACHED.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                  |16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                               |           KATHLEEN MONAHAN
                                                               |           CONTRACTING OFFICER
---------------------------------------------------------------|------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                    |15C. DATE SIGNED   |                                        |16C. DATE SIGNED
                                           |                   | By /s/ Kathleen Monahan                |
---------------------------------------    |                   |--------------------------------------- |
(Signature of person authorized to sign)   |                   |    (Signature of Contracting Officer)  |  11/30/95
----------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                            30-105                                       STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                    Prescribed by GSA
                                                                                             FAR (48 CFR) 53.243


N00024-90-C-5208
N00024-96-FR-54521
Modification P00135
Page 2 of 7

A. The purpose of this modification is to provide additional funds under CLIN 0029 in the amount of $800,000.00. Accordingly, Contract N00024-90-C-5208 is modified as follows:

1. In accordance with Clause H-12 ALLOTMENT OF FUNDS FOR ITEMS 0001, 0003, 0005, 0007, 0011, 0012, 0013, 0017, 0022, 0023, 0024, 0025, 0026, 0027, 0028,
0029, and 0030 of the attached accounting data sheet, funding under this contract is increased by $800,000.00 apportioned as follows:

                      EST                        FIXED
       ITEM          COST          COM            FEE          TOTAL
       -------      -------      -------         -------      -------
       0029AC       747,185        479           52,336       800,000





                   REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

N00024-90-C-5208
N00024-96-FR-54521
Modification P00137
Page 3 of 7

5. Accordingly the amount funded to date is increased by $800,000.00 from $34,666,591.00 to a new total of $34,466,591 apportioned as follows:

                     EST
       ITEM          COST        COM      FIXED FEE      TOTAL    CATEGORY
      ------        ------      ------    ---------     -------   --------
       0001AA     1,284,239       763       89,898     1,374,900   RDT&E,N
       0001AB        84,066        50        5,884        90,000   FMS
       0001AC       611,810       365       42,825       655,000   O&MN
       0001AD       672,523       401       47,076       720,000   OPN
       0001AE       186,812       111       13,077       200,000   SCN
       0001AH       233,514       141       16,345       250,000   OTHER AGENCY
       0004AC        46,703        28        3,269        50,000   SCN
       0005AA        46,703        28        3,269        50,000   RDT&E
       0005AB       802,358       477       56,165       859,000   SCN
       0005AD       513,733       306       35,961       550,000   OTHER AGENCY
       0007AA       842,803       500       58,997       902,300   RDT&E
       0007AB       119,558        73        8,369       128,000   FMS
       0007AC       520,272       309       36,419       557,000   O&MN
       0007AD       817,303       486       57,211       875,000   OPN
       0007AE       910,710       540       63,750       975,000   SCN
       0007AF       382,965       228       26,807       410,000   DBOF
       0007AG        56,044        33        3,923        60,000   NAVAIR RDT&E
       0007AH       289,559       172       20,269       310,000   SPAWAR OPN
       0007AJ        46,703        28        3,269        50,000   NAVAIR NG
       0007AK       373,624       222       26,154       400,000   NAVAIR FMS
       THRU
       0007AS
       0011AB       168,131       100       11,769       180,000   SCN
       0011AD       177,472       105       12,423       190,000   SPAWAR RDT&E
       0011AE       158,790        94       11,116       170,000   SCN
                  ---------     -----      -------    ----------
    SUB TOTAL     9,346,395     5,560      654,245    10,006,200
      TO DATE

                                                N00024-90-C-5208
                                                N00024-96-FR-54521
                                                Modification P00137
                                                Page 4 of 7


   ITEM       ESTIMATED       COM     FIXED FEE    AMOUNT         CATEGORY
SUB-TOTAL     9,346,395      5,560    654,245   10,006,200
0012AA          760,704        462     53,234      814,400   O&MN
0012AB        1,358,597        817     95,086    1,454,500   RDT&E
0012AC           94,531         57      6,616      101,204   FMS
0012AD        1,516,903        907    106,190    1,624,000   OPN
0012AF           14,945          9      1,046       16,000   FMS
0012AG           35,303         21      2,472       37,796   FMS
0012AH           18,681         11      1,308       20,000   FMS
0012AJ           18,681         11      1,308       20,000   FMS
0012AK           23,351         14      1,635       25,000   FMS
0012AL           84,064         50      5,886       90,000   FMS
0012AM           42,032         25      2,943       45,000   FMS
0012AN           42,032         25      2,943       45,000   FMS
0012AP           82,196         49      5,755       88,000   SPAWAR/OPN
0012AQ          240,053        144     16,803      257,000   DBOF
0012AR            4,670          3        327        5,000   OTHER
0012AS          102,695         67      7,188      109,950   OTHER/DBOF
              ---------      -----    -------    ---------
SUB-TOTAL     4,439,438      2,672    310,740    4,752,850

SUB-TOTAL
TO DATE      13,785,833      8,232    964,985   14,759,050

                                                N00024-90-C-5208
                                                N00024-96-FR-54521
                                                Modification P00137
                                                Page 5 of 7

   ITEM       ESTIMATED          COM      FIXED FEE      AMOUNT         CATEGORY
SUB
TOTAL        13,785,833           8,232    964,985     14,759,050

0012AT          112,087              67      7,846        120,000  FMS
0012AU          112,087              67      7,846        120,000  FMS
0012AV           51,373              31      3,596         55,000  FMS
0012AW           18,681              11      1,308         20,000  FMS
0012AX           46,703              28      3,269         50,000  FMS
0012AY           46,703              28      3,269         50,000  FMS
0012AZ           18,681              11      1,308         20,000  FMS
0012BA            4,670               3        327          5,000  FMS
0012BB          168,130             101     11,769        180,000  FMS
0013AA          233,520             145     16,335        250,000  OPN
                -------             ---     ------        -------
TOTAL           812,635             492     56,873        870,000

0017AA        1,071,486             693     75,046      1,147,225  RDT&E
0017AC          369,859             241     25,900        396,000  O&MN
0017AD        1,499,061             962    104,977      1,605,000  OPN
0017AE        1,821,483           1,171    127,546      1,950,200  SCN
0017AF           46,700              31      3,269         50,000  OTHER
0017AG          405,517             260     28,403        434,180  DBOF
0017AH           36,613              23      2,564         39,200  FMS
0017AJ          152,241             100     10,659        163,000  WPN
                 56,039              36      3,925         60,000  APN
                 70,050              47      4,903         75,000  O&MN
              ---------           -----    -------      ---------
TOTAL         5,529,049           3,564    387,192      5,919,805

0022AA          819,101             524     57,375        877,000  RDT&E
0022AB                0               0          0              0  FMS
0022AC          348,375             223     24,402        373,000  O&MN
0022AD          962,000             616     67,384      1,030,000  OPN
0022AE           93,398              60      6,542        100,000  SCN
0022AF                0               0          0              0  DBOF
0022AG           34,557              22      2,421         37,000  WPN
0022AH                0               0          0              0  APN
              ---------           -----    -------      ---------
TOTAL         2,257,431           1,445    158,124      2,417,000
SUB-TOTAL
TO DATE      22,384,948          13,733  1,567,174     23,965,855

                                                N00024-90-C-5208
                                                N00024-96-FR-54521
                                                Modification P00137
                                                Page 6 of 7

   ITEM       ESTIMATED       COM        FIXED FEE    AMOUNT         CATEGORY
SUB
TOTAL        22,384,948         13,733  1,567,174    23,965,855
0023AA          513,221            330     35,949       549,500   RDT&E
0023AB          322,224            206     22,570       345,000   O&MN
             ----------         ------  ---------    ----------
SUB             835,445            536     58,519       894,500
TOTAL

0024AA                0              0          0             0   RDT&E
0024AB           37,359             24      2,617        40,000   O&MN
0024AC          803,225            514     56,261       860,000   SCN
0024AD           46,699             30      3,271        50,000   FMS
                -------            ---     ------       -------
SUB             887,283            568     62,149       950,000
TOTAL

0025AA          205,476            132     14,392       220,000   RDT&E
0025AB                0              0          0             0   O&MN
                -------            ---     ------       -------
SUB             205,476            132     14,392       220,000
TOTAL

0026AA          216,682            139     15,179       232,000   RDT&E
0026AB          359,527            285     25,188       385,000   SCN
0026AC           91,997             59      6,444        98,500   OPN
0026AD          800,423            512     56,065       857,000   O&MN
0026AE           18,680             12      1,308        20,000   FMS
0026AF           18,680             12      1,308        20,000   OTHER
0026AG           58,374             37      4,089        62,500   DBOF
0026AH            9,340              6        654        10,000   DOD-R&D
              ---------          -----    -------     ---------
SUB           1,573,703          1,062    110,235     1,685,000
TOTAL

0027            555,272          4,395     38,869       598,536
                -------          -----     ------       -------
SUB             555,272          4,395     38,869       598,536
TOTAL

0028AA        1,008,699            646     70,655     1,080,000   O&MN
0028AB        1,418,716            909     99,375     1,519,000   RDT&E,N
0028AC          798,552            513     55,935       855,000   SCN
0028AD        1,428,991            916    100,093     1,530,000   OPN
0028AE                0              0          0             0   WPN
0028AF                0              0          0             0   APN
0028AG                0              0          0             0   FMS
0028AH                0              0          0             0   DBOF
0028AJ                0              0          0             0   OTHER
              ---------          -----    -------     ---------
SUB           4,654,958          2,984    326,058     4,984,000
TOTAL

SUB
TOTAL TO     31,097,085         23,410  2,177,396    33,297,891
DATE

                                                N00024-90-C-5208
                                                N00024-96-FR-54521
                                                Modification P00137
                                                Page 7 of 7


  ITEM         ESTIMATED       COM       FIXED FEE     AMOUNT        CATEGORY
SUB
TOTAL         31,097,085         23,410  2,177,396    33,297,891
0029AA           433,086            278     30,336       463,700   O&MN
0029AB           630,435            405     44,160       675,000   RDT&E,N
0029AC           859,263            551     60,186       920,000   SCN
0029AD            65,379             42      4,579        70,000   OPN
0029AE                 0              0          0             0   WPN
0029AF                 0              0          0             0   APN
0029AG                 0              0          0             0   FMS
0029AH                 0              0          0             0   DBOF
0029AJ                 0              0          0             0   OTHER
0029AK            37,359             24      2,617        40,000   DOD (R&D)
TOTAL          2,025,522          1,300    141,878    2,168,700

0030AA                 0              0          0             0   O&MN
0030AB                 0              0          0             0   RDT&E,N
0030AC                 0              0          0             0   SCN
0030AD                 0              0          0             0   OPN
0030AE                 0              0          0             0   WPN
0030AF                 0              0          0             0   APN
0030AG                 0              0          0             0   FMS
0030AH                 0              0          0             0   DBOF
0030AJ                 0              0          0             0   OTHER
                       -              -          -             -
TOTAL                  0              0          0             0

SUB-TOTAL
TO DATE       33,122,607         24,710  2,319,274    35,466,591

B. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIIN)  2. SUPPL PIIN     3. DATE EFFECTIVE
                                                 YR.    MO.    DA.
    N000249-0-C5208              P00137          95  |  11  |  29
---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
---------------------------------------------------------------------------

 A        N0002496PD92363               0029      AC


---------------------------------------------------------------------------

---------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           TI-95-X24

------------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
------------------------------------------------------------------------------------------------------------------------------------

  MN    1701611         8211    000      4L      WGD   0       068342   2D      000000   03365         321    0010      $800,000.00


------------------------------------------------------------------------------------------------------------------------------------
                                                 PREPARED BY: SUE McILWAIN SEA-01232                      TOTAL         $800,000.00
------------------------------------------------------------------------------------------------------------------------------------
17. FINANCIAL MANAGER                              18. COMPTROLLER CLEARANCE
    R. DUMAS, LCDR, USN, SEA 91WDE
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                      DATE                OBLIGATION OF FUNDS IS AUTHORIZED      SIGNATURE                     DATE
                              11/30/95             IN AMOUNTS SHOWN IN COLUMN 16 ABOVE                                 11/30/95
                              29 NOV 95
/S/ ILLEGIBLE                                                                             /S/ V. F. JEFFERSON
                                                                                          BY DIRECTION OF
                                                                                          CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)
